UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

TESARO, Inc.

(Exact name of registrant as specified in its charter)

Delaware (state or other jurisdiction of incorporation)	001-35587 (Commission File Number)	27-2249687 (I.R.S. Employer Identification No.)

1000 Winter Street Suite 3300 Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (339) 970-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of TESARO, Inc. (the “Company”) was held on May 11, 2016.  As of March 14, 2016, the date of record for determining the stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 40,306,327 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting.  The holders of 36,390,584 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.  The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2016 (the “Proxy Statement”).  The vote results detailed below represent final results as certified by the Annual Meeting’s inspector of elections.

Proposal 1

The Company’s stockholders elected the following persons, who were listed in the Company’s proxy statement for the Annual Meeting, to the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified or until his or her earlier death, resignation or removal:

	Votes For	Votes Withheld	Broker Non-Votes
Leon O. Moulder, Jr.	35,143,801	182,717	1,064,066
Mary Lynne Hedley, Ph.D.	35,123,010	203,508	1,064,066
David M. Mott	34,964,811	361,707	1,064,066
Lawrence M. Alleva	35,102,849	223,669	1,064,066
James O. Armitage, M.D.	35,087,465	239,053	1,064,066
Earl M. (Duke) Collier, Jr.	34,783,871	542,647	1,064,066
Garry A. Nicholson	35,131,890	194,628	1,064,066
Arnold L. Oronsky, Ph.D.	35,120,677	205,841	1,064,066
Kavita Patel, M.D.	35,144,056	182,462	1,064,066
Beth Seidenberg, M.D.	35,144,006	182,512	1,064,066

Proposal 2

The Company’s stockholders approved, by non-binding vote, the Company’s executive compensation. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,222,265	929,039	175,214	1,064,066

Proposal 3

The Company’s stockholders recommended, by non-binding vote, that the frequency of future non-binding votes on executive compensation shall be every one year.  The votes regarding this proposal were as follows:

Every one year	Every two years	Every three years	Abstentions
33,775,293	510,784	872,482	167,959

In light of the foregoing vote and consistent with the recommendation of the Board of Directors of the Company included in the Proxy Statement, the Board of Directors has determined that the Company will hold future advisory votes on executive compensation on an annual basis.

Proposal 4

The Company’s stockholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,199,899	5,759	184,926	0

Proposal 5

The Company’s stockholders approved an amendment to the TESARO, Inc. 2015 Non-Employee Director Stock Incentive Plan (i) to limit the number of shares of the Company’s common stock subject to awards granted in a calendar year to any non-employee director to 50,000 shares, and (ii) to affirm the 500,000 shares reserved for issuance under the plan.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,176,965	2,147,575	1,978	1,064,066

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESARO, Inc.

	By:	/s/ Joseph L. Farmer
Joseph L. Farmer
Senior Vice President, General Counsel and Secretary

Dated: May 12, 2016